Exhibit 99.1
Growing Forward Investor Meetings August 17-18, 2009 Thomas J. Webb Executive Vice President and Chief Financial Officer

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations 2 Long-term Objectives

Consumers Energy Fourth largest combination utility in the U.S. 1.8 million electric and 1.7 million gas customers 9,500 MW of owned and purchased generation capacity (summer) 935 MW Zeeland acquisition 800 MW new coal plant construction 307 Bcf of gas storage capacity including 142 Bcf of working storage Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock J R Whiting Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Zeeland New coal plant Overview Territory Investment growth balances responsible rate increases and healthy capital structure with attractive earnings growth.

Regulatory Timeline Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 November February April May June September November May Electric Rate Case U-15645 Filed Staff and intervenors file Rebuttals Self implemented $179 mil Cross examination PFD target date Final order New Gas General Rate Case Filed $114 mil Self implement Final Order Renewable Energy Plan Filed Final Order Implement Surcharge $79 mil Energy Optimization Plan Filed Final Order Implemented Surcharge $91 mil 2008 2009 Execution of legislation that provides more timely rate relief is underway. 2010 ? ? ? ?

Michigan Energy Legislation Bills balance need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Cap on choice - 10% of load Rate deskewing - over 5 years Certificate of Necessity Renewables - 10% by 2015 Energy efficiency - sales reduction targets

Michigan Legislation at Work Renewable Energy Plan 10% by 2015 $1.2 billion investment by 2017 Energy Optimization Plans 5.5% electric; 3.85% gas by 2015 $508 million program Electric Rate Case Final order expected November 2009 Gas Rate Case Filed May 22 Major Initiatives Status Michigan Energy Legislation is working. May 26 MPSC approved $79 million annual surcharge starting September 2009 May 26 MPSC approved $91 million annual surcharge starting June 2009 Self implemented $179 million starting May 2009 (subject to refund) Requested $114 million; self implementation planned for November 2009

2009 Gas Rate Case ... Amount (mils) Capital Investment Recovery $40 Sales 41 O&M 25 Cost of Capital 8 Total Request $114 Rate Base (bils) $2.9 Equity Ratio 48% Return on Equity 11% Decoupling mechanism Uncollectible accounts tracker Pension tracker .... filed May 22; self implementation planned for November 2009. Request Risk Mitigation Factors

Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified "fuel" sources.

Renewable Energy Plan . . . . Add 900 MW of wind power 50 percent build / 50 percent power purchase agreement 48,000 acres under lease Balanced approach 10 percent from renewables by 2015 Capital investment $1.2 billion by 2017 Surcharge September 2009 .. . . . approved by MPSC on May 26.

Energy Optimization Plan . . . . Six-year plan: 2009-2014 Residential programs focused on Efficient products Weatherization Appliance recycling Early education Business programs focused on Lighting upgrades Operational changes to improve energy efficiency Custom programs for large users Reductions by 2015 5.5% of electric 3.85% of gas $508 million program Surcharge June 2009 .. . . . approved by MPSC on May 26.

Sales and Employment Electric Sales (weather adjusted) Sales decline similar to recession in early 1980s; successes are happening across the state. GM and New "Green" Initiatives 2009 1975 1986 1997 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 36000 Revised Potential 37339 36000 0 Electric Gas Combination (7)% Decline over three years ('79 -'82 recession) 2008 2009 (2)% (3.5)% General Motors Motors Liquidation Company New "Green" Facilities

2009 Electric Sales Outlook (weather-adjusted) Forecasted Sales Y-O-Y Industrial Sales by Quarter We expect the pace of the industrial and commercial sales decline to slow in the Second Half; with residential sales still falling modestly. _ _ _ _ a Includes other First Second Third Fourth Prior Guidance -0.106 -0.15 -0.11 -0.05 Present Guidance -0.106 -0.12 -0.082 -0.041 Full Year (11)% (9) 2009 First Second Full Half Half Year (Gwh) (Gwh) (Gwh) Residential (1)% (1)% (1)% Commercial (4) 0 (2) Industrial (11) (6) (9) ? Total a (5)% (2)% (3.5)% ?

Uncollectible Accounts An "auto-wide" bankruptcy would have an incremental "one time write off" impact. "Auto-wide" Bankruptcy Exposure _ _ _ _ a Excluding companies in bankruptcy Utility Uncollectible Accounts Millions $ 2006 2007 2008 2009 Forecast Net Charge-offs 27.4 29.6 41.5 44.5 Bankruptcies 3 2.6 4.1 8.5 GM Bankruptcy 0 0 0 0 5 Pct of Revenue 0.5% 0.5% 0.7% 0.9% $9

2008 2009 2010 2011 2012 2031 Depreciation 7.851 8.729 8.486 7.922 7.592 7.123 6.597 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.3 $9.7 $10.5 $11.2 $12.4 New investment based on balancing responsible rate increases, strong capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan

What Makes CMS Different? Recent State energy legislation provides framework for growth Diversified Utility investment opportunities boost rate base and EPS Timely regulation minimizes recovery lag Diversified customer base mitigates auto exposure Solid liquidity position NOL and AMT credits add value Track record of predictability Dividend yield and relative stock price discount provide attractive investment opportunity.

Appendix

Tax Sharing Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.0 $ .5 Net NOL cash benefit at 35% $ .4 $ .3 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .6 $ .5 Appendix 1

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 electric gross margin is 3% Top Ten Customers Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion .. . . . "Autos" only 3% of gross margin. 2008 Electric Gross Margin Appendix 2

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV Appendix 3

Recent Financing Amount at July 31 (mils) Cash $ 699 Bank Facilities ($1,200) 895 Accounts Receivable Facility ($250) 72 Total liquidity $1,666 2009 2010 2011 2012 2013 East 0 67 213 150 150 West 233 87 Total Liquidity Parent Maturities (Aug vs Jan) Liquidity position strengthened; refinancing risks substantially reduced. $213 $67 Convertible Puts $288 $140 Appendix 4

GAS RATE CASE U-15986*
On May 22, 2009, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending September 30, 2010 test year. Due to the uncertainty related to the length and depth of the declining Michigan economy, the request seeks authorization to implement an uncollectible accounts expense tracker, pension tracker, as well as a revenue decoupling proposal. The proposed capital structure includes an 11.00% authorized return on equity. If approved, the request would add about $4.50 per month, or about 5.0%, to the typical residential customer’s average monthly bill. The $114 million revenue deficiency is detailed below. If the Commission has not acted on the application within 180 days of the filing, the company may implement up to the amount of the rate request.

Item	$ Millions	Explanation
1. Rate Base	$38	Net plant: $40 (improved deliverability, regulatory compliance, AMI) Working capital: ($2)
2. Gross Margin	41	Lower throughput and customer mix reflecting MI economy: $40 (272 Bcf vs. 305 Bcf) Miscellaneous revenues: $1
3. O&M	25	Uncollectible accounts expense: $17 Pension and health care: $7 Other: $1
4. Rate of Return	8	Return on Equity: $8 (11.00% vs 10.55%) Higher debt costs: $3 Lower capitalization: ($3) (lower equity ratio; increased deferred income taxes)
5. Book Dep & Property Taxes	7	New investment
6. Taxes & Other	(5)	Decreased income taxes and increased AFUDC; partially offset by increased general taxes

7. Total Base Rate Increase	$114

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15506)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	42.71%	43.43%	5.97%	2.59%
Short Term Debt	0.66	0.58	8.83	0.05
Preferred Stock	0.49	0.46	4.46	0.02
Common Equity	41.78	41.07 (1)	11.00	4.52
Deferred Taxes	12.94	13.17	0.00	0.00
JDITC/Other	1.42	1.29		0.10

	100.00%	100.00%		7.28	% (2)

Rate Base and Return	Existing
Percentage	(U-15506)		As Filed
Rate Base	$2.52	billion	$2.90	billion
Return on Rate Base	7.03%		7.28%
Return on Equity	10.55		11.00
GAS RATE CASE SCHEDULE — UPDATED AS OF JULY 1, 2009

Staff & Intervenors File Testimony	October 22, 2009
Rebuttal Testimony	November 16, 2009
Self Implementation Under PA 286	November 19, 2009
Motions to Strike Testimony	December 4, 2009
Cross of all Witnesses	December 14-18, 2009 and January 5-7, 2010
Initial Briefs	January 27, 2010
Reply Briefs	February 10, 2010
PFD Target Date	March 24, 2010
Exceptions	April 7, 2010
Replies to Exceptions	April 21, 2010
Commission Order	May 21, 2010

(1)	Equivalent to 48.34% on financial basis.

(2)	Equivalent to 10.19% pre-tax basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix-5

ELECTRIC RATE CASE U-15645*
On November 14, 2008, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a 2009 test year. On May 29, 2009 the MPSC staff filed a revised position on Consumers Energy’s request for $214 million rate relief. The staff is recommending a rate increase of $111 million with an 11% ROE and a tracker for uncollectibles. The staff did not support a full decoupling, but did support a tracker that would allow the company to recover revenue lost due to energy optimization programs. On May 14, the company self-implemented a $179 million revenue increase using the rate design filed in November.

		Revised	MPSC
		MPSC	Staff
	Company	Staff	B/(W)
Item	(Mils)	(Mils)	(Mils)	Remarks
1. O&M	$50	$(24)	$(74)	Distribution O&M: ($26) includes Forestry ($19)
General Inflation: ($16)
Production O&M: ($12) — Based on historical trends
Uncollectibles: ($8) — Based on 3-year average
Non-officer EICP: ($7)
Executive compensation: ($2)
				Other: ($5), includes AMI ($3)

2. Rate of Return	17	5	(12)	Debt cost rates: ($10) — Lower debt cost Other capitalization/costs: ($2) — Equity timing

3. Rate Base	75	72	(3)	Lower net plant

4. Book Depreciation	16	14	(2)	Lower net plant

5. Property Taxes	9	8	(1)	Lower net plant

6. Gross Margin	43	32	(11)	Sales: 36.2 mwh vs 36.8 mwh — Based on adjusted sales through Nov. 2008

7. Other	4	4	—	Taxes and AFUDC

8. Total	$214	$111	$(103)

					Revised
Ratemaking	Existing		Consumers		MPSC
Capital Structure %	(U-15245)		Filing		Staff Filing
Long Term Debt		41.55%		44.51%		44.80%
Short Term Debt		0.81		0.77		0.78
Preferred Stock		0.50		0.47		0.48
Common Equity		41.75		40.88 (1)		40.51 (2)
Deferred FIT		14.65		12.73		12.80
JDITC/Other		0.74		0.64		0.63

		100.00%		100.00%		100.00%

Rate Base and Return	Existing		Consumers		Revised
Percentage	(U-15245)		Filing		MPSC Staff
Rate Base	$5.53	billion	$6.27	billion	$6.26	billion
Return on Rate Base		6.93%		7.22%		7.03%
Return on Equity		10.70%		11.00%		11.00%

(1)	Equivalent to 47.61% on a financial basis

(2)	Equivalent to 47.22% on a financial basis
ELECTRIC RATE CASE SCHEDULE

Rebuttal Testimony	May 18, 2009
Motions to Strike Testimony	May 29, 2009
Replies to Motions to Strike	June 4, 2009
Cross of all Witnesses	June 8-19, 2009
Initial Briefs	July 9, 2009
Reply Briefs	July 23, 2009
Proposal for Decision	September 2, 2009 (target)
Decision	By November 14, 2009

*	Electric Rate Case U-15645 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix-6

Consumers Electric Utility Financial & Operating Statistics CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com Appendix-7

Consumers Electric Utility Supplemental Operating Statistics CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com Appendix-8

Consumers Gas Utility Financial & Operating Statistics CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com Appendix-9

Independent Power Production Asset List

No.	Project Name	Gross Capacity MW	CMS MW	Primary Fuel Type	Location	In-Service Date	Percentage of Gross Capacity Under Long-Term Contract (%)
Projects in Operation:							
* 1	Craven	50	25	Biomass	N. Carolina	1990	0
* 2	DIG	710	710	Natural Gas	Michigan	2001	92
* 3	Exeter	31	31	Tires	Connecticut	1991	0
* 4	Filer City	70	35	Coal/Wood Waste	Michigan	1990	100
* 5	Genesee	40	20	Biomass	Michigan	1996	100
* 6	Grayling	38	19	Biomass	Michigan	1992	100
* 7	Honey Lake	36	14	Biomass	California	1989	100
* 8	Michigan Power	224	224	Natural Gas	Michigan	1999	0
	Projects in Operation	1,199	1,078				

* Operated by CMS Energy
As of April 2009



Michigan Power – Livingston
Grayling
Genesee
Honey Lake
Filer City
DIG
Exeter
Michigan Power – Kalamazoo River
Craven
Renewables – 975 Gross MWs
Other – 224 Gross MWs

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

Appendix-10